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                                                                    EXHIBIT 23-A







                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-05151) pertaining to the First Financial Bancorp Thrift Plan and Trust of our report dated June 22, 2001 with respect to the financial statements and schedules of the First Financial Bancorp Thrift Plan and Trust included in this Annual Report (Form 11-K) for the year ended December 31, 2000.




Cincinnati, Ohio
June 22, 2001